                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         PIEDMONT MINING COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        PIEDMONT MINING COMPANY, INC.



                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JUNE 25, 1997


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Piedmont Mining Company, Inc. (the "Company") will be held at the offices of Kennedy Covington Lobdell & Hickman, L.L.P., NationsBank Corporate Center, Suite 4200, 100 North Tryon Street, Charlotte, North Carolina, on Wednesday, June 25, 1997, at 10:30 a.m., Local Time, for the purpose of considering and acting upon the following:

         1.      The election of seven Directors.

         2. Amendments to the Company's 1994 Nonqualified Stock Option Plan for Non-Employee Directors.

         3. Any and all other matters that may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 25, 1997 as the record date for determining the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof, and only holders of Common Stock of the Company of record at such date will be entitled to notice of or to vote at the meeting.

         THE BOARD OF DIRECTORS WOULD APPRECIATE THE PROMPT RETURN OF THE ENCLOSED PROXY, DATED AND SIGNED. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS EXERCISED AND WILL NOT BE EXERCISED IF YOU ATTEND THE MEETING AND VOTE IN PERSON.

                                        By Order of the Board of Directors


                                        ROBERT M. SHIELDS, JR.
                                        Chairman of the Board of Directors,
                                        Chief Executive Officer and Treasurer

Charlotte, North Carolina
May 13, 1997

                        PIEDMONT MINING COMPANY, INC.

                       4101-G STUART ANDREW BOULEVARD
                      CHARLOTTE, NORTH CAROLINA  28217

                           ----------------------

                               PROXY STATEMENT

                           ----------------------
GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders of Piedmont Mining Company, Inc. (the "Company") to be held at the offices of Kennedy Covington Lobdell & Hickman, L.L.P., NationsBank Corporate Center, Suite 4200, 100 North Tryon Street, Charlotte, North Carolina, on Wednesday, June 25, 1997, at 10:30 a.m., Local Time. This Proxy Statement and accompanying Proxy are being sent to the shareholders of the Company commencing on or about May 13, 1997.

         Solicitation other than by mail may be made personally and by telephone by regularly employed officers and employees of the Company who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy material to their principals and request authority for the execution of the proxy and will reimburse such institutions for their reasonable expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

         Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time before the authority thereby granted is exercised by filing a written request or a duly executed proxy bearing a later date with the Secretary of Piedmont Mining Company, Inc., 4101-G Stuart Andrew Boulevard, Charlotte, North Carolina 28217. In addition, the powers of the proxy holder will be suspended if the person executing the proxy is present at the meeting and elects to vote in person. Proxies received in such form will be voted as therein set forth at the meeting or any adjournment thereof.

         The only matters to be considered at the meeting, so far as is known to the Board of Directors, are the matters set forth in the Notice of Annual Meeting of Shareholders and routine matters incidental to the conduct of the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy, or their substitutes, to vote said proxy in accordance with their judgment on such matters.

         Shareholders present or represented and entitled to vote on a matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of the Common Stock of the Company held by them of record at the close of business on April 25, 1997, which is the record date for determining the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof. Voting on all matters, including the election of Directors, will be by voice vote or by show of hands, unless the holders of at least 10% of the shares represented at the meeting demand a vote by ballot prior to the vote. The number of shares of Common Stock of the Company outstanding on April 25, 1997 was 16,568,869.

PRINCIPAL SHAREHOLDERS AND HOLDINGS OF MANAGEMENT

         At April 15, 1997, the only persons known to the Company to be the beneficial owners of more than 5% of the Common Stock of the Company were as follows:

                                                         NUMBER OF SHARES                       PERCENT OF
NAME AND ADDRESS OF                                       AND NATURE OF                        COMMON STOCK
BENEFICIAL OWNER                                     BENEFICIAL OWNERSHIP(1)                  OUTSTANDING(2)
-------------------                                  --------------------                     -----------

Van Eck Associates                                            3,210,000 (3)                        19.37%
  Corporation
  99 Park Avenue
  New York, New York  10016

Scudder, Stevens & Clark, Inc.                                1,724,000 (4)                        10.41%
  345 Park Avenue
  New York, New York  10154

Robert M. Shields, Jr.                                          970,531 (5)                         5.80%
  211 East 49th Street
  New York, New York  10017

John W. Castles 3d                                              851,745 (6)                         5.08%
  6 Shell Fish Lane
  Callawassie Island
  Ridgeland, South Carolina  29936
------------------

(1) Unless otherwise indicated, each shareholder has sole voting and sole investment power with respect to all shares beneficially owned.

(2) Based on the number of shares outstanding plus shares subject to incentive stock options held by such beneficial owner that are currently exercisable or exercisable within 60 days.

(3)      The information concerning beneficial ownership is derived from a
         Schedule 13G dated February 13, 1997 and from Van Eck Associates Corporation. Van Eck Associates Corporation has advised the Company that it is a registered investment adviser, and that such shares are held for funds or trusts managed by it, including 1,270,000 shares (7.67%) held for International Investors Gold Fund and 1,000,000 shares 6.04%) held for Gold/Resources Fund. International Investors Gold Fund and Gold/Resources Fund are open end, diversified investment management companies which concentrate investments in gold mining shares. The shares of both of such companies are publicly held and Van Eck Associates Corporation has advised the Company that to its knowledge no natural person owns beneficially more than 5% of the outstanding shares of either such company. In addition, 740,000 shares (4.47%) are held by the Martin Marietta Retirement Trust and 200,000 shares (1.21%) are held by Ubersee Gold Fund, for both of which Van Eck Associates Corporation provides advisory services. John
         C. Van Eck, whose business address is the same as that of Van Eck Associates Corporation, has voting control of Van Eck Associates Corporation.

(4) The information concerning beneficial ownership is derived from a Form N1-R NSA filed by Scudder, Stevens & Clark, Inc. ("Scudder") on behalf of the Scudder Gold Fund on March 14, 1997. Scudder has shared voting power and sole dispositive power with respect to all 1,724,000 shares.

(5) Includes 64,399 shares held by Mr. Shields as custodian for his minor children and 154,000 shares subject to incentive stock options that are currently exercisable or exercisable within 60 days. Does not include 222,075 shares held by Mr. Shields' wife, as to which he disclaims beneficial ownership.

(6) Includes 60,000 shares subject to currently exercisable stock options granted under the Company's 1994 Nonqualified Stock Option Plan for Non-Employee Directors. Includes 125,000 shares subject to a convertible note issued by the Company in December 1996 which is currently convertible.

         The following table sets forth, as of March 31, 1996, information as to the beneficial ownership of the Company's Common Stock by all Directors and executive officers of the Company as a group (7 persons):

                                             NUMBER OF SHARES                    PERCENT OF
                                              AND NATURE OF                   COMMON STOCK
TITLE OF CLASS                             BENEFICIAL OWNERSHIP                OUTSTANDING
--------------                             --------------------              ---------------

Common Stock, no par value                    3,719,487(1)                       21.05%(2)

------------------------

(1) Includes 493,500 shares subject to stock options held by Directors and officers that are currently exercisable or exercisable within 60 days; includes 600,000 shares subject to convertible notes that are currently convertible to common stock.

(2) Based on the number of shares outstanding plus shares subject to stock options and convertible notes held by Directors and executive officers that are currently exercisable or exercisable within 60 days.


ELECTION OF DIRECTORS

         At the meeting seven Directors will be elected to serve, subject to the provisions of the Bylaws, until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Company's Bylaws provide that the number of Directors shall be not less than five nor more than thirteen, as determined from time to time by resolution of the Board of Directors. The Board of Directors has determined the number of Directors to be elected as seven, but it is authorized by the Bylaws to fill any positions created by any subsequent increase in the number of Directors. The Board of Directors increased the number of Directors to seven in March 1997 and elected Mr. Donald to fill the vacancy created by such increase. No further increase in the number of Directors is currently planned.

         It is the intention of the persons named in the accompanying Proxy to vote all proxies solicited by the Board of Directors for the seven nominees listed below unless authority to vote for the nominees or any individual nominee is withheld by a shareholder in such shareholder's proxy. If for any reason any nominee shall not become a candidate for election as a Director at the meeting, an event not now anticipated, the proxies will be voted for seven nominees including such substitutes as shall be designated by the Board of Directors. Directors are elected by a plurality of the votes cast. Provided a quorum (a majority of the outstanding shares) is represented at the meeting, abstentions and shares not voted are not taken into account in determining a plurality. Cumulative voting for Directors is not permitted.

         The seven nominees for election as Directors at the meeting are listed below. All of the nominees currently serve as Directors for terms expiring at the meeting. Messrs. Shields and Jones are the original Directors of the Company, as designated in the Company's original Articles of Incorporation in 1983. Messrs. Castles, Feick and McDonald have served as Directors of the Company since their election at the first Annual Meeting of Shareholders of the Company in 1984. Mr. Jennings has served as a Director since 1989. Mr. Donald became a director in 1997. On September 9, 1996, the Company and its wholly-owned Subsidiary, Kershaw Gold Company, Inc., filed petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of North Carolina. However, after a hearing, the Bankruptcy Court dismissed the petitions for relief on October 30, 1996.
Except for Mr. Donald, all the nominees for Director were serving as Directors at the time the petitions for relief were filed and at the time the petitions were dismissed.

         Information about the Directors is as follows:

                                                                         SHARES OF                PERCENT OF
   NAME AND                                                                COMMON                COMMON STOCK
DIRECTOR SINCE(1)          AGE        INFORMATION ABOUT NOMINEES       STOCK OWNED(2)           OUTSTANDING(3)
-----------------          ---        --------------------------       --------------           --------------

Robert M. Shields, Jr.     58         Chairman of the Board of the         970,531(4)              5.80%
  1983                                Company since 1988; President
                                      1983-1988; Chief Executive
                                      Officer and Treasurer of the
                                      Company since its formation in
                                      1983.


Earl M. Jones              57         President of the Company since       652,775(5)              3.91%
  1983                                1988 and Secretary of the Company
                                      since 1996; Executive Vice
                                      President 1983-1988; Chief
                                      Operating Officer of the Company
                                      since its formation in 1983.



John W. Castles 3d(6)       75     Retired.  Formerly a partner in          851,745(7)(10)       5.08%
  1984                             Lord Day & Lord, Barrett Smith
                                   (law firm) for more than the
                                   previous five years.

William Feick, Jr.(6)(8)    72     Consultant to William D. Witter,         831,936(7)(11)       4.93%
  1984                             Inc. (investment advisers) 1994-
                                   present.  Managing Director of
                                   William D. Witter, Inc., 1987-
                                   1993.

Joseph F. McDonald(8)       60     Partner in Morgan, Lewis & Bockius       227,500(7)(12)       1.36%
  1984                             LLP (law firm) 1994 - present.
                                   Partner in Lord Day & Lord,
                                   Barrett Smith for more than the
                                   previous five years.

Christopher M.H.            63     Chief Executive Officer and              185,000(7)(13)       1.10%
  Jennings                         Director of SouthernEra Resources
  1989                             Limited, a mining and exploration
                                   company, since April 1992;
                                   independent geological consultant,
                                   1991-1992; Senior Vice President,
                                   Exploration, of International
                                   Corona Corporation, 1988-1991.
                                   Serves as a Director of Repadre
                                   Capital Corp. and Kimberly Diamond
                                   Corporation.

Douglas D. Donald           74     Retired. Fund Manager at Scudder,         10,000                (9)
  1997                             Stevens & Clark, Inc. for more
                                   than previous five years.  Serves
                                   as a Director of Repadre Capital
                                   Corp.


--------------------

(1) The information about the Directors was furnished to the Company by the Directors.

(2) All shares are owned directly and with sole voting and dispositive power except as otherwise noted. Common Stock ownership information is as of April 25, 1997.

(3) Based on the number of shares outstanding plus shares subject to stock options and convertible notes held by such person that are currently exercisable or convertible or exercisable or convertible within 60 days.

(4) Includes 64,399 shares held by Mr. Shields as custodian for his minor children and 154,000 shares subject to incentive stock options that are currently exercisable or exercisable within 60 days. Does not include 222,075 shares held by Mr. Shields' wife, as to which he disclaims beneficial ownership.

(5) Includes 99,500 shares subject to incentive stock options that are currently exercisable or exercisable within 60 days and 62,500 shares subject to a convertible note issued by the Company in December 1996 which is currently convertible.

(6)      Member of the Compensation Committee.

(7) Includes 60,000 shares subject to currently exercisable stock options granted under the Company's 1994 Nonqualified Stock Option Plan for Non-Employee Directors.

(8)      Member of the Audit Committee.

(9)      Less than 1%.

(10) Includes 125,000 shares subject to a convertible note issued by the Company in December 1996 which is currently convertible.

(11) Includes 250,000 shares subject to a convertible note issued by the Company in December 1996 which is currently convertible.

(12) Includes 37,500 shares subject to a convertible note issued by the Company in December 1996 which is currently convertible.

(13) Includes 125,000 shares subject to a convertible note issued by the Company in December 1996 which is currently convertible.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met three times during 1996. Each Director attended at least 75% of the total number of meetings of the Board of Directors and meetings of all Committees on which he served.

         The Audit Committee is composed of William Feick, Jr. and Joseph F. McDonald (Chairman) and is responsible for recommending independent public accountants for the Company, reviewing the Company's financial statements, audit reports, internal financial controls and internal audit procedures and approving services to be performed by the Company's independent public accountants. The Audit Committee met once during 1996.

         The Compensation Committee is composed of John W. Castles 3d, William Feick, Jr. and Christopher M.H. Jennings. The Compensation Committee reviews and makes recommendations with respect to officer compensation and administers the Company's 1985 Incentive Stock Option Plan, 1988 Stock Option Plan, 1992 Restricted Stock Bonus Plan, 1993 Stock Bonus Plan for Non-Affiliates, Management Incentive Compensation Plan and 1994 Employee Stock Option Plan. The Compensation Committee did not have any formal meetings during 1996.

         From time to time the members of the Audit Committee and the Compensation Committee confer informally by telephone and take formal action by unanimous written consent.

         The Board of Directors of the Company does not have a Nominating Committee.

EXECUTIVE OFFICERS

         The two executive officers of the Company, Messrs. Shields and Jones, also currently serve as Directors. Mr. Shields served as the Company's President, Chief Executive Officer and Treasurer, and Mr. Jones served as the Company's Executive Vice President and Chief Operating Officer, from the organization of the Company in 1983 through May 1988. At that time Mr. Shields was elected Chairman of the Board of Directors and Mr. Jones was elected President. Mr. Shields continues to serve as the Company's Chief Executive Officer and Treasurer, and Mr. Jones continues to serve as the Company's President, Secretary and Chief Operating Officer.

         All officers of the Company have been appointed to serve at the pleasure of the Board of Directors.

EXECUTIVE AND DIRECTOR COMPENSATION

EXECUTIVE COMPENSATION

         The following table summarizes for each of the past three fiscal years the compensation paid or accrued for the account of Robert M. Shields, Jr., the Company's Chief Executive Officer, and Earl M. Jones, the only other executive officer whose total salary and bonus exceeded $100,000 in 1996 (collectively, the "Named Executive Officers"):


                          SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------
                                          ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                                       -----------------------------------------------------------------
                                                                    OTHER      RESTRICTED      OPTION/
                                                                   ANNUAL         STOCK          SAR         ALL OTHER
    NAME AND PRINCIPAL                                            COMPENSA-      AWARDS        AWARDS        COMPENSA-
         POSITION           YEAR       SALARY ($)     BONUS ($)      TION ($)         ($)         (# SH)        TION ($)
------------------------------------------------------------------------------------------------------------------------
  Robert M. Shields, Jr.    1996        150,000          0           (1)            0               0            0
                            1995        153,462          0           (1)            0               0            0
    Chairman and Chief
     Executive Officer      1994        149,789     12,000           (1)            0          25,000            0

  Earl M. Jones             1996        100,000          0           (1)            0               0            0

                            1995        105,298          0           (1)            0               0            0
    President and Chief
     Operating Officer      1994         99,654      8,000           (1)            0          25,000        2,952(2)
========================================================================================================================

   (1) No named executive officer received personal benefits during the listed years in excess of 10% of his annual salary and bonus.

   (2) Amount of vested and unvested Company contribution under the Company's SEP Plan.

         There were no option or SAR grants to the Named Executive Officers during the 1996 fiscal year.

         The following table shows, on an aggregated basis, the 1996 fiscal year-end value of unexercised options and SARs held by Mr. Shields and Mr. Jones. No stock options or tandem SARs were exercised by Mr. Shields or Mr. Jones during the fiscal year ended December 31, 1996:

                   AGGREGATED OPTION/SAR EXERCISES IN 1996
                         AND FY-END OPTION/SAR VALUES

---------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN-
                                    SHARES                            OPTIONS/SARS AT FY-END       THE-MONEY OPTIONS/SARS
                                 ACQUIRED ON      VALUE REALIZED               (# SH)                   AT FY-END ($)
            NAME               EXERCISE (# SH)         ($)          EXERCISABLE / UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------------
  Robert M. Shields, Jr.              -                 -                    154,000/0                      0/0

  Earl M. Jones                       -                 -                    99,500/0                       0/0
===========================================================================================================================

         Effective as of March 1, 1992, the Company entered into Severance Payment Agreements with each of Messrs. Shields and Jones, providing for the payment to each of them of $250,000 in the event of termination of his employment on or within two years after a "Change of Control" of the Company, or by or at the request of the Company in anticipation of such a Change of Control. "Change of Control" is defined in each of such Agreements to include mergers, consolidations and share exchanges in which the Company's shareholders own less than 80% of the survivor or successor, the sale of all or substantially all of the Company's assets, the acquisition by any person or group of more than 50% of the Company's Common Stock, or there being a majority of the Board of Directors consisting of individuals affiliated with or designated by a person or group seeking to control the Company, subject to certain exceptions in each case. The severance payment is not required if the termination is by the Company for cause, or if the executive resigns otherwise than for "good reason" (generally, an adverse change in the executive's employment status). If such termination is due to the death or disability of the executive, the payment may be made in six monthly installments. Each Agreement was to expire on March 1, 1997, but the Board of Directors voted to extend the term of the Agreements for an additional five years. Each Agreement now will expire on March 1, 2002 if no Change of Control has occurred prior to that time; in addition, each Agreement expires if the executive's employment is terminated prior to any Change of Control and not by or at the request of the Company in anticipation of such Change of Control. The purpose of the Agreements is to provide some measure of employment security for Messrs. Shields and Jones in the performance of their duties to the Company in connection with any transaction that may involve a prospective Change of Control of the Company.

DIRECTOR COMPENSATION

         Directors are reimbursed for their expenses of attending meetings of the Board of Directors and its Committees. Directors are not paid any fees in connection with their services as members of the Board of Directors and its Committees.

         Eligible Directors who are not employees of the Company have been granted options under the Company's 1991 and 1994 Nonqualified Stock Option Plans for Non-Employee Directors (the "1991 Director Plan" and the "1994 Director Plan") which were approved by the shareholders at the 1992 and 1994 Annual Meetings, respectively.

         Each of the current Directors other than Messrs. Shields, Jones and Donald was also granted an option to purchase 30,000 shares at $2.00 per share (the fair market value at the date of grant) under the 1991 Director Plan on August 1, 1991, which became exercisable on August 1, 1992 for one-half of the shares subject to the option and became fully exercisable on August 1, 1993. None of the options granted under the 1991 Director Plan were exercised. One option for 30,000 shares was terminated in 1993 and one option for 30,000 was terminated in 1995. All remaining options granted under the 1991 Director Plan expired, unexercised, on August 1, 1996.

         Under the 1994 Director Plan each Eligible Director is automatically granted an option to purchase 10,000 shares of Common Stock on January 1 and July 1 of each year, commencing July 1, 1994, subject to adjustment in the event of stock dividends and splits, recapitalizations and similar transactions and subject to an aggregate limit (before such adjustment) of 300,000 shares. An "Eligible Director" is a Director of the Company who is not a regular employee of the Company on the date of grant and who has served as a non-employee Director of the Company for the six months preceding the date of grant. On July 1, 1994, January 1, 1995, July 1, 1995, January 1, 1996 and July 1, 1996, each of the current directors, other than Messrs. Shields, Jones and Donald, was granted an option to purchase 10,000 shares at $1.34, $.93125, $.440625, $.3186 and $.6872 per share, respectively. Options granted under the 1994 Director Plan are fully exercisable on the date of grant, and may be exercised until they expire five years after the date of grant, unless earlier terminated. An optionee's rights under all outstanding options granted under the 1994 Director Plan will terminate three months after the optionee ceases to serve as a Director, unless due to the optionee's death or disability, in which case the options will terminate one year thereafter. The options are nontransferable except by will or intestacy or pursuant to a qualified domestic relations order.

         The shares issuable pursuant to the 1994 Director Plan have been registered under the Securities Act of 1933.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and persons who beneficially own more than 10% of the Company's Common

Stock to file reports with the Securities and Exchange Commission showing their initial ownership of Common Stock at the time they become reporting persons and showing subsequent changes in their ownership of Common Stock. Such reporting persons are also required to furnish copies of such reports to the Company.

         Based solely upon its review of the copies of reports furnished to the Company during 1994 and written representations as to the absence of obligations to file other reports, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with.

APPROVAL OF AMENDMENTS TO THE 1994 NONQUALIFIED
STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

         General. On March 15, 1994 and May 18, 1994, respectively, the Board of Directors and the shareholders adopted and approved the Company's 1994 Nonqualified Stock Option Plan for Non-Employee Directors (the "1994 Director Plan"). The 1994 Director Plan is intended to provide Directors who are not employees of the Company with a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage such Directors to remain with and to devote their best efforts to the Company. Since January 1991, Directors have not been paid any fees in connection with their service as members of the Board of Directors and its Committees. However, in 1994 each Director who was not an employee of the Corporation was paid $5,000.00 for his services to the Company over the preceding three years.

         The proposed amendments to the 1994 Director Plan, which were approved by the Board of Directors at their meeting held March 19, 1997, subject to approval by the shareholders at the 1997 Annual Meeting of Shareholders, are designed: (i) to increase the authorized number of shares available for issuance upon the exercise of options granted under the 1994 Director Plan;
(ii) to change the length of service required of a Director who is not an employee of the company prior to his or her eligibility to receive grants of options under the 1994 Director Plan, and (iii) to give the Board of Directors the authority to grant options to Directors who are not regular employees of the Company upon their initial election to the Board of Directors.

         If the amendments to the 1994 Director Plan are approved by the shareholders, 550,000 shares of Common Stock will be reserved for issuance upon exercise of the options granted under the 1994 Director Plan, an increase of 250,000 shares over the current number of shares reserved for issuance pursuant to the 1994 Director Plan. This number, as well as the number of shares issuable upon exercise of an option, is subject to adjustment in the event of stock dividends and splits, recapitalizations and similar transactions. If an option granted under the 1994 Director Plan expires or is terminated unexercised as to any shares covered thereby, such shares shall thereafter be available for the granting of options under the 1994 Director Plan as if such option had not been granted. If the proposed amendments to the 1994 Director Plan are not approved, no options will be available for future grant after the grant of the January 1, 1998

Formula Option (as defined below), and the 1994 Director Plan will terminate with respect to future grants immediately thereafter.

         As currently in effect, the 1994 Director Plan is a "formula plan," and neither the Board of Directors nor any committee thereof nor any person has any discretion concerning the timing, pricing or amount of any grant or any other matter. The only persons eligible to receive options under the 1994 Director Plan are Directors of the Company who are not regular employees of the Company on the date of grant of the option and who have served as non-employee Directors of the Company for the six months preceding the date of grant of the option ("Eligible Directors"). Each Eligible Director is automatically granted an option to purchase 10,000 shares of Common Stock on January 1 and July 1 of each year, commencing July 1, 1994, each subject to adjustment in the event of stock dividends and splits, recapitalizations and similar transactions (a "Formula Option"). If there are not sufficient remaining shares reserved for any of such grants, the Eligible Directors will receive an option for a pro rata number of the remaining shares reserved for grant.


         In addition to increasing the number of shares of Common Stock reserved for issuance upon exercise of options granted under the 1994 Director Plan, the proposed amendments will change the definition of "Eligible Director" to include Directors of the Company who are not regular employees of the Company on the date of grant of the option and who have served as non-employee Directors of the Company for the three months preceding the date of grant of the Formula Options. This will have the effect of permitting Formula Options to be granted to Douglas D. Donald on July 1, 1997, since Mr. Donald would then have served as a non-employee Director for less than six but more than three months. In addition, the amended 1994 Director Plan will permit the Board of Directors, in its discretion, to grant an option to a Director of the Company in connection with and as consideration for such Director's initial election to the Board of Directors. Such option will be in such amount and subject to such terms as the Board of Directors shall determine. Subject to the approval by the shareholders of the amendments to the 1994 Director Plan, the Board of Directors approved at its meeting held March 19, 1997 the grant to Douglas D. Donald of an option to purchase 20,000 shares of the Common Stock at an exercise price equal to $.2724 (the average of the last price (if the last price is reported on a real time basis) or, if the last price is not then so reported, the mean between the bid and asked prices last reported) of the Common Stock for the last five trading days ending on or preceding March 19,
1997). Any grants of discretionary options will be in addition to, and not in lieu of, the grants of Formula Options already permitted under the 1994 Director Plan.

         There currently are five Directors eligible to participate under the 1994 Director Plan. The 1994 Director Plan may be terminated at any time by the Board of Directors or the shareholders. The 1994 Director Plan shall also terminate automatically on the day following any grant date on which options for all remaining shares subject to the 1994 Director Plan shall have been granted. Unless terminated at an earlier date (either by action of the shareholders or the Board of Directors, or because there are no remaining options available), the 1994 Director Plan will terminate on July 2, 1999.

         The exercise price of options granted under the 1994 Director Plan will be equal to the average of the last price (if the last price is reported on a real time basis) or, if the last price is not then so reported, the mean between the bid and asked prices last reported of the Common Stock for the last five trading days ending on or preceding the applicable date of grant. The market price of a share of Common Stock of the Company on April 16, 1997 was $.25.

         An option granted under the 1994 Director Plan will be fully exercisable on the date of grant, and may be exercised until it expires five years after the date of grant, or until the earlier termination of the option. Upon the exercise of an option or portion thereof, the exercise price must be paid in full in cash or its equivalent. An optionee's rights under all outstanding options will terminate three months after the optionee ceases to serve as a Director, unless due to the optionee's death or disability, in which case the options will terminate one year thereafter. Options granted under the 1994 Director Plan are not transferable except by will or intestacy or pursuant to a qualified domestic relation order.

         The Board of Directors or the shareholders of the Company may terminate, suspend or amend the 1994 Director Plan at any time, except no termination, suspension or amendment may adversely affect the rights of an optionee as to any outstanding option without the optionee's consent and no amendment may be made more than once every six months unless the amendment is necessary to comply with changes in the Code or the Employee Retirement Income Security Act or the rules thereunder. Furthermore, no amendment may be made by the Board of Directors without the approval of the shareholders if such amendment would increase the number of shares of Common Stock authorized for issuance pursuant to the 1994 Director Plan or change the method of determining eligible Directors or the amount, exercise price or grant date for options or make any other change for which shareholder approval would be required in order for the 1994 Director Plan to qualify for the exemption provided by Rule 16b-3 under the Exchange Act.

         If the amendments to the 1994 Director Plan are approved, the Company intends to register the additional shares issuable pursuant to the 1994 Director Plan under the Securities Act of 1933. In addition, the proper officers of the Corporation will cause to be prepared an Amended and Restated 1994 Director Plan, reflecting the amendments approved by the shareholders.

         Federal Income Tax Consequences. For federal income tax purposes, the optionee will realize no taxable income when the option is granted. Upon the exercise of an option granted under the 1994 Director Plan, the amount by which the fair market value of the shares purchased pursuant to such exercise exceeds the option price will be treated as compensation income received by the optionee and the Company will receive an income tax deduction in the same amount. However, if the exercise is within six months of the date of grant and the optionee's disposition of the shares within such six months is subject to
Section 16(b) of the Exchange Act, and if the optionee does not make an election under Section 83(b) of the Code, the relevant time for determining the amount of compensation income and deduction will be six months after the date of grant. Upon the subsequent disposition of shares received upon the exercise of an option, generally any amount realized in excess of the optionee's basis (usually the fair market value at the time the amount of compensation income was determined) will be taxed as a capital gain and any amount realized which is less than the optionee's basis will be treated as a capital loss.

         Approval of Amendments to the 1994 Director Plan. The amendments to the 1994 Director Plan will become effective upon approval by the holders of a majority of the shares of Common Stock present, represented and entitled to vote at the 1997 Annual Meeting of Shareholders. Abstentions will have the effect of a negative vote. Broker non-votes will not be counted in determining the number of shares entitled to vote at the Annual Meeting of Stockholders. The Board of Directors recommends a vote FOR approval of the amendments to the 1994 Director Plan and proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise.

         Effect on Current 1994 Director Plan. If the amendments to the 1994 Director Plan are not approved, the 1994 Director Plan will remain in effect as currently written. Accordingly, each Director who is not a regular employee of the Company and who has served as a non-employee Director of the Company for the preceding six months will be granted an option to purchase 10,000 shares of Common Stock on July 1 and January 1 of each year. Based on the current number of non-employee Directors, all options available under the 1994 Director Plan will have been granted following the January 1, 1998 scheduled grant, and each option granted on January 1, 1998 will be with respect to only 2,000 shares of Common Stock. The 1994 Director Plan would then terminate with respect to future grants immediately following the January 1, 1998 scheduled grant.

INDEPENDENT ACCOUNTANTS

         On March 3, 1997, the Board of Directors engaged Gleiberman Spears Shepherd & Menaker, P.A. ("GSS&M") to replace Price Waterhouse LLP as the Registrant's independent accountants. Prior to such engagement, the Registrant did not consult with GSS&M regarding any of the items specified in Item 304(a)(2) of Regulation S-K or otherwise.

         Representatives of Gleiberman Spears Shepard & Menaker, P.A. are expected to be present at the Annual Meeting of Shareholders with an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         Price Waterhouse LLP served as the Registrant's independent accountant to audit the financial statements of the Registrant and its subsidiaries for each of the two most recent fiscal years ended December 31, 1995 and for prior fiscal years. At the 1996 Annual Meeting of Shareholders, the Board of Directors did not submit a recommendation for shareholder approval of the selection of independent accountants to audit the Registrant's financial statements for the fiscal year ending December 31, 1996, stating that the Board of Directors would make such selection at a later time, but Price Waterhouse LLP continued to provide accounting services to the Registrant through December 3, 1996. On December 3, 1996, Price Waterhouse LLP notified the Registrant that it was resigning from its engagement as the Registrant's independent accountant and that it declined to be considered for service as the Registrant's independent accountants to audit the financial statements of the Registrant for the fiscal year ending December 31, 1996.

         Price Waterhouse LLP's report on the financial statements of the Registrant and its subsidiaries for the year ended December 31, 1995 dated April 4, 1996 contained explanatory paragraphs describing the operating status of the Registrant and certain factors which raised substantial doubt as to the ability of the Registrant to continue as a going concern, but contained no adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with its audits for the Registrant's two most recent fiscal years ended December 31, 1996, (1) there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Price Waterhouse LLP, would have caused it to make reference to the subject matter of the disagreement(s) in its report on the Registrant's financial statements for such years, and (2) no "reportable event" (as defined in Item 304(a)(1)(iv) of Regulation S-B) occurred. In a letter to the Securities and Exchange Commission, Price Waterhouse LLP has indicated that they are in agreement with the statements made in this Proxy Statement with respect to their audits.

SHAREHOLDER PROPOSALS

         Any proposal that a shareholder intends to present for action at the 1998 Annual Meeting of Shareholders must be received by the Company no later than January 13, 1998, in order for the proposal to be included in the proxy statement and form of proxy for the 1998 Annual Meeting of Shareholders. The proposal should be sent to Secretary, Piedmont Mining Company, Inc., 4101-G Stuart Andrew Boulevard, Charlotte, North Carolina 28217.

ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

         UPON WRITTEN REQUEST OF A SHAREHOLDER, THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUEST SHOULD BE SUBMITTED TO SECRETARY, PIEDMONT MINING COMPANY, INC., 4101-G STUART ANDREW BOULEVARD, CHARLOTTE, NORTH CAROLINA 28217.

                                                                   Appendix A

                        PIEDMONT MINING COMPANY, INC.

                             AMENDED AND RESTATED
                     1994 NONQUALIFIED STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS

       1. PURPOSE. This Plan is intended to provide Directors who are not employees of the Corporation a sense of proprietorship and personal involvement in the development and success of the Corporation, to encourage such Directors to remain with and devote their best efforts to the Corporation, and to reward such Directors for their continued service.

       2. DEFINITIONS. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

             Board or Board of Directors means the Board of Directors of the Corporation.

             Business Day means any day other than a Saturday, Sunday or other day on which the New York Stock Exchange is closed for trading.

             Code means the Internal Revenue Code of 1986.

             Common Stock means the Common Stock of the Corporation as constituted on the Effective Date and any other stock or securities resulting from the adjustment thereof or substitution therefor after the Effective Date as described in Section 9 below.

             Corporation means Piedmont Mining Company, Inc., a North Carolina corporation.

             Director means a member of the Board of Directors.

             Disability means the inability of a Director to duly and regularly perform his or her duties as such by reason of the condition of his or her physical or mental health. A Director shall be deemed to have ceased being a Director by reason of Disability if such Director resigns, is removed from office, is not nominated for reelection at the expiration of his or her term, or declines to stand for reelection as a Director by reason of such Disability.

             Discretionary Grant Date means the date of grant of a Discretionary Option.

             Discretionary Option means an option granted to a Director who is not a regular employee of the Company in connection with such Director's initial election to the Board of Directors.

             Effective Date means the date on which this Plan shall have been approved by the shareholders of the Corporation as provided in Section 12 below.

             Eligible Director, means on any Formula Grant Date, each Director who is not a regular employee of the Company and who has continuously served as such a non-employee Director at all times during the preceding three months.

             Exercise Price, with respect to each share of the Common Stock subject to any Formula Option or Discretionary Option granted on any Formula Grant Date or any Discretionary Grant Date, as the case may be, means the average Market Value per share of Common Stock for the last five Trading Days ending on or before such Formula Grant Date or Discretionary Grant Date, as the case may be; provided, if there are not at least five Trading Days during the period of ten Business Days ending on such Formula Grant Date or Discretionary Grant Date, as the case may be, then the Exercise Price with respect to Options granted on such Formula Grant Date or Discretionary Grant Date, as the case may be, shall be the average Market Value on the Trading Days during such ten Business Day period, or if there are no Trading Days during such ten Business Day period, the Market Value on the most recent Trading Day prior to such Formula Grant Date or Discretionary Grant Date, as the case may be.

             Formula Grant Date means each January 1 and July 1 after the Effective Date and prior to the termination of the Plan.

             Formula Option means an option to purchase Common Stock granted to an Eligible Director on a Formula Grant Date.

             Grant means the grant of a Formula Option to an Eligible Director on a Forumula Grant Date.

             Market Value, with respect to a share of the Common Stock on any particular date, shall be (i) if such Common Stock is listed on a national securities exchange or traded on the NASDAQ National Market System ("NMS"), the closing price per share of the Common Stock on the national securities exchange (or if traded on more than one such exchange, the principal exchange on which such shares are traded) or the National Market System on said date or (ii) if the Common Stock shall not be listed on a national securities exchange or traded on the NMS but shall be traded in the over-the-counter market and quotations therefor are regularly reported by the National Association of Securities Dealers, Inc. ("NASDAQ"), the last price (if such last price is then reported on a real-time basis) or, if the last price is not then so reported, the mean between the bid and asked prices last reported, by NASDAQ for the over-the-counter market on said date, or (iii) if at any time quotations for the Common Stock shall not be regularly reported by NASDAQ for the over-the-counter market and the Common Stock shall not be listed on any national securities exchange or traded on the NMS, the last price (if such last price is then reported on a real- time basis) or, if the last price is not then so reported, the mean between the bid and asked prices last reported, in reports generally available by the market maker (or if there are more than one market maker on such day, the average of the amounts determined from each) for such Common Stock on such day or, if there is no such report by a market maker on such day or on any of the most recent ten Business Days, the most recent cash price per share of the Common Stock paid in an arm's length transaction involving 100 shares or more on or prior to such day which is ascertained by the Corporation within ten days after such day.

             Option means either a Formula Option or a Discretionary Option.

             Optionee, with respect to any Option, means a Director to whom such Option was granted (or the personal representative of the estate or other permitted transferee of such Director) and who is entitled to exercise such Option.

             Plan means the Piedmont Mining Company, Inc. 1994 Nonqualified Stock Option Plan for Non-Employee Directors as set forth in this instrument, as the same may be amended from time to time.

             Trading Day means a day on which transactions in the Common Stock occur and are reported, or for which price quotations are reported, from which the Market Value of the Common Stock on such day can be determined.

       3. ADMINISTRATION. The Plan shall be administered by the Board of Directors or by any other committee of the Board of Directors consisting of not less than two (2) Directors. The operation of the Plan shall be administered by the proper officers of the Corporation, who shall act in a ministerial capacity in accordance with the terms of the Plan.

       4. SHARES AVAILABLE FOR OPTION. The Board of Directors shall reserve for the purposes of the Plan, out of the authorized but unissued Common Stock, a total of 550,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with Section 8 of the Plan, shall be substituted for such number of shares or to which such number of shares shall be adjusted). The number of shares of Common Stock with respect to which Options may be granted hereunder shall not exceed such number (subject to adjustment in accordance with said Section 8). In the event that prior to expiration of the Plan an Option granted under the Plan expires or is terminated unexercised as to any shares covered thereby, such shares shall thereafter be available for the granting of Options under the Plan as though such Option had not been granted.

       5. GRANT OF OPTIONS. On each Formula Grant Date, each Eligible Director shall automatically be granted a Formula Option to purchase 10,000 shares of the Common Stock (subject to adjustment as provided in Section 8) at the Exercise Price applicable to such Grant; provided, that if on any Formula Grant Date the total number of shares of the Common Stock covered by the Plan and available for Grants is insufficient for the Grant of such number of shares to each Eligible Director, then the Grant to each Eligible Director shall be reduced to the number of shares then available for Grants divided by the number of Eligible Directors, except that no fraction of a share resulting from such calculation shall be the subject of any such Grant or any future Grant. Promptly after each Formula Grant Date, the Corporation shall mail written confirmation of such Grant and the related Exercise Price to each Eligible Director, but the failure to mail such notice shall not impair the effectiveness of any such Grant.

       In addition, the Board of Directors may in its discretion grant a Discretionary Option to any Director who is not a regular employee of the Corporation in connection with and as consideration for such Director's initial election to the Board of Directors, such Discretionary Option to be in such number of shares and upon such terms as shall be determined by the Board of Directors. Promptly after the grant of such Discretionary Option the Corporation shall cause to be prepared a Stock Option Agreement that shall specify the Exercise Price, the number of shares subject to the Discretionary Option and such other provisions as the Board of Directors shall determine.

       6. OPTIONS NONTRANSFERABLE. Options are not transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. No purported transfer in contravention of this Section shall be effective.

       7. EXERCISE OF OPTIONS. Each Option granted on a Formula Grant Date or Discretionary Grant Date, as the case may be, may be exercised by the Optionee in whole or in part at any time after such Formula Grant Date or Discretionary Grant Date, as the case may be, and prior to the earliest of:

       (a) the expiration of five years after such Formula Grant Date or Discretionary Grant Date, as the case may be; or

       (b) three months after such Optionee ceases to be a Director other than by reason of his or her death or Disability; or

       (c) one year after such Optionee ceases to be a Director by reason of his or her death or Disability.

To exercise an Option, the Optionee shall give the Corporation written notice (effective upon receipt by the Corporation at its principal office) of such exercise prior to the expiration of such Option, which notice shall be signed by such Optionee or his or her duly authorized attorney, shall specify the number of shares of the Common Stock for which such Option is exercised, and shall be accompanied by payment of the Exercise Price in cash or equivalent (including payment by personal check if such check is not dishonored). Upon due exercise of an Option, the Corporation shall issue to the Optionee a certificate or certificates for the Common Stock for which the Option was exercised, which may be subject to any legends or restrictions then required by applicable law.

       8. ADJUSTMENT OF NUMBER OF SHARES; ACCELERATION OF EXPIRATION DATE IN CERTAIN EVENTS. In the event that after the Effective Date a dividend shall be declared upon the Common Stock payable in shares of Common Stock or other securities of the Corporation, the number of shares of Common Stock then subject to any Option, the number of shares to be covered by any subsequent Grant, and the number of shares reserved for issuance pursuant to the Plan but not yet covered by an Option shall be adjusted by adding to each such share the number of shares or other securities of the Corporation which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such dividend in shares or other securities. In the event that after the Effective Date the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, or into or for the right to receive cash or other property (otherwise than as a dividend or other distribution by the Corporation of cash or property), whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation or statutory share exchange, then there shall be substituted for each share of Common Stock subject to any Option, for each share to be covered by any subsequent Grant, and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities or rights to receive cash or property into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the case of any such substitution or adjustment as provided for in this Section 8 the Exercise Price for each share covered thereby prior to such substitution or adjustment will be the Exercise Price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Section 8. No adjustment or substitution provided for in this Section 8 shall require the Corporation to issue a fractional share and the total substitution or adjustment with respect to each Grant shall be limited accordingly.

       9. AMENDMENT OF PLAN. The Board of Directors or the shareholders of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that (a) the Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, (b) no such amendment may adversely affect the rights of an Optionee under an outstanding Option without such Optionee's consent, and (c) no such amendment may be made by the Board of Directors without the approval of the shareholders which would increase the number of shares of Common Stock from the number theretofore covered by the Plan, or change the method of determining Eligible Directors or the amount, Exercise Price or Formula Grant Date for Formula Options, or make any other change for which shareholder approval would be required in order for the Plan to continue to qualify for the exemption under Rule 16b-3 (or any similar successor rule) under the Securities Exchange Act of 1934.

       10. COMPLIANCE WITH LAW AND OTHER CONDITIONS. No shares shall be issued pursuant to the exercise of any Option granted under the Plan prior to compliance by the Corporation to the satisfaction of its counsel with any applicable laws and regulations relating thereto, including without limitation applicable federal and state laws relating to the sale of securities. In addition, if at the time of the exercise of any Option the Corporation is required to withhold any taxes with respect to the Common Stock issued to such Optionee, the Corporation shall not be required to issue such shares unless and until such Optionee shall have made satisfactory arrangements with the Corporation to provide sufficient funds in cash for the Corporation to meet such withholding requirements, and the Corporation shall have no obligation to advance any of its own funds for such purpose.

       11. NONQUALIFIED OPTIONS. Options granted under the Plan will not be treated as "incentive stock options" under Section 422 of the Code.

       12. EFFECTIVE DATE. The Plan has been adopted and approved by the Board and was submitted to the shareholders of the Corporation for their approval at the 1994 Annual Meeting of Shareholders of the Corporation. Such approval required the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at such meeting, and the Effective Date of the Plan is the date of such approval.
No Options may be granted under the Plan prior to the Effective Date or subsequent to July 1, 1999.

       13. DURATION AND TERMINATION OF PLAN. The Plan may be terminated at any time by action of the Board of Directors or the shareholders. The Plan shall also terminate automatically on the day following any Formula or Discretionary Grant Date on which Options for all remaining shares subject to the plan (disregarding any remaining fractions of shares) shall have been granted, and if not sooner terminated as aforesaid, shall terminate on July 2, 1999. No Director shall have any vested interest in any Option until the applicable Grant Date therefor, but no termination of the Plan shall affect rights under Options previously granted and still outstanding, and the terms of the Plan in effect at the time of such termination shall continue in effect with respect to such Options.

                                                                     Appendix B

                        PIEDMONT MINING COMPANY, INC.
              PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                   ANNUAL MEETING TO BE HELD JUNE 25, 1997

         The undersigned hereby appoints Robert M. Shields, Jr. and Earl M. Jones, and each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated below, all shares of the no par value Common Stock of the undersigned in Piedmont Mining Company, Inc. at the
Annual Meeting of Shareholders to be held on June 25, 1997, and at any adjournment thereof.

         THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED FOR THE ELECTION OF
ALL NOMINEES AS DIRECTORS AND FOR THE PROPOSED AMENDMENTS TO THE 1994 NONQUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE
DIRECTORS.  The Board of Directors recommends voting FOR on items 1 and 2.

         1.      Election of Directors:  Nominees are Robert M. Shields, Jr., Earl M. Jones, John W. Castles 3d, William
                 Feick, Jr., Joseph F. McDonald, Christopher M. H. Jennings and Douglas D. Donald:

                 [ ]      For all listed nominees (except do not vote for the nominee(s) whose name(s) I have written below)


                 -------------------------------------------------------------------------------------

                 [ ]      Withhold Authority to vote for the listed nominees


                                               (continued from other side)

         2.      Amendments to 1994 Nonqualified Stock Option Plan for Non-Employee Directors.

                 [ ]      For the proposed Amendments



                 [ ]      Withhold Authority to vote for proposed Amendments


         3.      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Receipt of Notice of Annual Meeting and accompanying Proxy Statement is hereby acknowledged.  Please date and sign exactly as printed and return promptly in the enclosed postage paid envelope.

                                                            Dated:                                                 , 1997
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                                                            (When signing as attorney, executor, administrator, trustee, guardian, etc., give title as such.  If joint account, each joint owner should sign.)

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